                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                            ----------------------

                                   FORM 8-K
                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                June 12, 1996

                            GREENLAND CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    NEVADA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

         017833                                        87-0439051
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
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                         4180 LA JOLLA VILLAGE DRIVE
                                  SUITE 315
                              LA JOLLA, CA 92037
            (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

                                (619) 458-4226
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 2. DISPOSITION OF ARIEL SYSTEMS, INC. ASSETS

Effective December 29, 1995, Greenland Corporation ("Greenland" or the
"Company") acquired the assets, subject to certain liabilities, of Integrated
Communications Access Network, Inc. ("Integrated"), which included 80% of the equity of Ariel Systems, Inc. ("Ariel"). Ariel was operated by Greenland as a subsidiary involved in the research and development of technology related to automated meter reading ("AMR"). Integrated had acquired its shares of Ariel through an Exchange Agreement, dated June 9, 1995 and amended on December 1,
1995 ("Exchange Agreement I").

Greenland and Ariel entered into a new Exchange Agreement, dated May 1, 1996, executed on June 4, 1996, ("Exchange Agreement II") by which the terms of Exchange Agreement I were changed. Exchange Agreement II provides for the transfer of the AMR technology to Greenland, including the assignment of associated patents applied for by Ariel engineers to Greenland. The terms also provide that Ariel not compete with Greenland related to such AMR technology for a period of three (3) years. Greenland licensed to Ariel the base AMR technology for use in non-AMR applications.

In exchange for the technology, Greenland returned 75% of Ariel equity to Ariel shareholders.

Additionally pursuant to Exchange Agreement II, the Company entered into a consulting agreement with Ariel for a period of three (3) years under which Greenland will pay certain monthly fees for engineering services and facilities and equipment use. However, key engineering personnel originally employed by Ariel were hired by Greenland.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements.

(a4) Greenland, on its financial reports on form 10-KSB and 10-QSB, has not listed any Ariel assets on its Consolidated Balance Sheets, nor has there been, to date, any income from Ariel included on Greenland's
        Consolidated Statements of Operations. Consequently, Exchange
        Agreement II will have no material effect on the financial statements of the Company. Greenland will file its next financial statements at the end of the quarter ending June 30, 1996 on Form 10-QSB.

(c)     Exhibits.

(c1)    Exchange Agreement, dated June 9, 1995, between Ariel Systems, Inc. and
        Integrated Communications Access Network, Inc.

(c2)    Amendment to Exchange Agreement, dated June 9, 1995, between Ariel
        Systems, Inc. and Integrated Communications Access Network, Inc., dated
        December 1, 1995.

(c3)    Exchange Agreement II, dated May 1, 1996, between Ariel Systems, Inc.
        and Greenland Corporation.



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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GREENLAND CORPORATION


                                       By:
                                       Kevin Smith
                                       Chairman and Chief Executive Officer
                                       June 12, 1996



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
SIGNATURE                TITLE                                     DATE
- ---------                -----                                     ----
Kevin Smith              Chairman of the Board of Directors
                         and Chief Executive Officer               June 12, 1996

Eric W. Gaer             President and Chief Operating
                         Officer                                   June 12, 1996

Michael H. deDomenico    Secretary and Chief Financial Officer     June 12, 1996
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